Exhibit 10.1

FIFTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of September 7, 2016, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, the “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise a party thereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3005 Carrington Mill Boulevard, Suite 530, Morrisville, North Carolina 27560 (each a “Lender” and collectively, the “Lenders”), and TRANSENTERIX, INC., a Delaware corporation (“Parent”), TRANSENTERIX SURGICAL, INC., a Delaware corporation (“TransEnterix Surgical”), SAFESTITCH LLC, a Virginia limited liability company (“SafeStitch”), and TRANSENTERIX INTERNATIONAL, INC., a Delaware corporation (“TransEnterix International”, and together with Parent, TransEnterix Surgical, and SafeStitch, individually and collectively, jointly and severally, “Borrower”), each with offices located at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560.

Recitals

A. Collateral Agent, Lenders and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of September 26, 2014 (as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of August 14, 2015, that certain Consent and Second Amendment to Amended and Restated Loan and Security Agreement dated as of September 18, 2015, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of November 13, 2015, and that certain Consent and Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of April 19, 2016, the “Loan Agreement”).

B. Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower and Lenders desire to amend the Loan Agreement to (i) amend certain covenants and (ii) make certain other revisions as more fully set forth below.

D. Collateral Agent and Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.6 (Operating Accounts). Section 6.6(d) of the Loan Agreement is amended and restated to read in full as follows:

“(d) Notwithstanding the foregoing provisions of this Section 6.6, any Foreign Subsidiary may maintain Collateral Accounts with Persons who are not Silicon Valley Bank (or its Affiliates) and outside of the United States, and no Foreign Subsidiary shall be required to deliver a Control Agreement or other instrument granting Collateral Agent a lien in or control over of any Collateral Account maintained by such Foreign Subsidiary.”

2.2 Section 6.10 (Minimum Cash). Section 6.10 of the Loan Agreement is amended and restated as follows:

“6.10 Minimum Cash. Borrower shall maintain at all times at least Ten Million Dollars ($10,000,000.00) in cash and Cash Equivalents in Collateral Accounts at Bank.”

2.3 Section 6.12 (Creation/Acquisition of Subsidiaries). Section 6.12 of the Loan Agreement is amended and restated as follows:

“6.12 Creation/Acquisition of Subsidiaries. In the event Borrower, or any of Borrower’s Subsidiaries, creates or acquires any Subsidiary (a “New Subsidiary”), Borrower, or such Subsidiary, shall promptly notify Collateral Agent and each Lender of the creation or acquisition of such New Subsidiary and take all such action as may be reasonably required by Collateral Agent or any Lender to cause each such New Subsidiary to become a co-Borrower hereunder or to guarantee the Obligations of Borrower under the Loan Documents and, in each case, grant a continuing pledge and security interest in and to the assets of such New Subsidiary (substantially as described on Exhibit A hereto); and Borrower, or such Subsidiary, as applicable, shall grant and pledge to Collateral Agent, for the ratable benefit of the Lenders, and each Lender, a perfected security interest in the stock, units or other evidence of ownership of each such New Subsidiary; provided, however, that solely in the circumstance in which Borrower or any Subsidiary creates or acquires a Foreign Subsidiary in an acquisition permitted by Section 7.7 hereof or otherwise approved by the Required Lenders, (i) such Foreign Subsidiary shall not be required to guarantee the Obligations of Borrower under the Loan Documents nor to grant a continuing pledge and security interest in and to the assets of such Foreign Subsidiary, (ii) with regard to a First-Tier Foreign Subsidiary, Borrower or the applicable Subsidiary shall not be required to grant and pledge to Collateral Agent, for the ratable benefit of Lenders, a perfected security interest in more than sixty-five percent (65%) of the issued and outstanding capital stock, membership units or other securities of such First-Tier Foreign Subsidiary, and (iii) with regard to a Foreign Subsidiary directly owned by another Foreign Subsidiary, Borrower and its Subsidiaries shall not be required to grant and pledge to Collateral Agent a security interest in any of the issued and outstanding capital stock, membership units or other securities of such Foreign Subsidiary

2.4 Section 7.13 (TransEnterix International/TransEnterix Europe/Vulcanos Assets). Section 7.13 of the Loan Agreement is amended and restated as follows:

“7.13 TransEnterix International/TransEnterix Europe/Vulcanos Assets. Permit the aggregate value of cash maintained by TransEnterix International and any Foreign Subsidiaries of a Borrower to exceed Two Million Dollars ($2,000,000.00) at any time.”

2.5 Section 8.2 (Covenant Default). Section 8.2(a) of the Loan Agreement is amended and restated as follows:

“(a) Borrower fails or neglects to perform any obligation in Sections 6.2 (Financial Statements, Reports, Certificates), 6.4 (Taxes), 6.5 (Insurance), 6.6 (Operating Accounts), 6.7 (Protection of Intellectual Property Rights), 6.9 (Notices of Litigation and Default), 6.10 (Minimum Cash), 6.11 (Landlord Waivers; Bailee Waivers), 6.12 (Creation/Acquisition of Subsidiaries), or 6.14 (ISIS Telecommunications) or Borrower violates any covenant in Section 7; or”

2.6 Section 13.1 (Definitions). The following definitions are hereby added to or amended and restated in Section 13.1 of the Loan Agreement as follows:

“Domestic Subsidiary” is an entity organized under the laws of the United States or any state or territory thereof or the District of Columbia.

“First-Tier Foreign Subsidiary” is a Foreign Subsidiary, the capital stock, membership units or other securities of which are directly owned by Borrower or a Domestic Subsidiary.

“Foreign Subsidiary” is a Subsidiary that is not a Domestic Subsidiary.

“Shares” is one hundred percent (100%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by Borrower or Borrower’s Subsidiary, in any Subsidiary; provided, however, (i) with regard to a First-Tier Foreign Subsidiary, “Shares” shall mean sixty-five percent (65%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by Borrower or a Domestic Subsidiary in such First-Tier Foreign Subsidiary, and (ii) “Shares” shall not include any of the issued and outstanding capital stock, membership units or other securities of Vulcanos or any other Foreign Subsidiary that is not a First-Tier Foreign Subsidiary.

2.7 Section 13.1 (Definitions). A new clause (n) is hereby added to the definition of “Permitted Indebtedness” in Section 13.1 of the Loan Agreement as follows:

“(n) Borrower’s unsecured guaranties of obligations of a Subsidiary, provided that such obligations (i) do not constitute Indebtedness, (ii) are incurred in the ordinary course of such Subsidiary’s business, and (iii) with regard to obligations of Foreign Subsidiaries, do not exceed an aggregate amount guaranteed of $2,000,000 (or the equivalent thereof) at any one time.”

2.8 Section 13.1 (Definitions). Clause (f) of the definition of “Permitted Investments” in Section 13.1 of the Loan Agreement is hereby amended and restated as follows:

“(f) Investments by (i) a Borrower in another Borrower, (ii) by a Borrower in a Subsidiary that is not a Borrower not to exceed Fifty Thousand Dollars ($50,000.00) in the aggregate in any fiscal year, provided that Borrower may make Investments in Foreign Subsidiaries (directly or indirectly through TransEnterix International or another Foreign Subsidiary) not to exceed Seven Million Dollars ($7,000,000) in the aggregate in any fiscal quarter, (iii) by Subsidiaries not a Borrower in a Borrower, or (iv) by a Subsidiary that is not a Borrower in another Subsidiary that is not a Borrower.”

2.9 Exhibit A to the Loan Agreement is replaced with Exhibit A attached hereto.

2.10 Exhibit C to the Loan Agreement is replaced with Exhibit C attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Collateral Agent and Lenders on the First Amendment Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders, in form and substance satisfactory to Collateral Agent and each Lender, such documents, and completion of such other matters, as Collateral Agent and each Lender may reasonably deem necessary or appropriate, including, without limitation:

(a)	this Amendment by each party hereto; and

(b)	Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:
TRANSENTERIX, INC.
By: /s/ Joseph P. Slattery

Name: Joseph P. Slattery

Title: Executive Vice President

TRANSENTERIX SURGICAL, INC.
By: /s/ Janet Jamiolkowski

Name: Janet Jamiolkowski

Title: Vice President, Finance

SAFESTITCH LLC
By: TransEnterix, Inc., its sole member
By: /s/ Joseph P. Slattery

Name: Joseph P. Slattery

Title: Executive Vice President

TRANSENTERIX INTERNATIONAL, INC.
By: /s/ Joseph P. Slattery

Name: Joseph P. Slattery

Title: Executive Vice President

[Signature Page to Fifth Amendment to Amended and Restated Loan and Security Agreement]In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER:
OXFORD FINANCE LLC
By: /s/ Mark Davis

Name: Mark Davis

Title: Vice President – Finance, Secretary & Treasurer

LENDER:
SILICON VALLEY BANK
By: /s/ Scott McCarty

Name: Scott McCarty

Title: Director

[Signature Page to Fifth Amendment to Amended and Restated Loan and Security Agreement]
EXHIBIT A

Description of Collateral

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as set forth below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property (except as set forth below), supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any of the following, whether now owned or hereafter acquired: (i) any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, in each case whether published or unpublished or registered or unregistered; any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same; trademarks, trade names, service marks, mask works, rights of use of any name, domain names, trade dress, any applications therefor, in each case whether registered or not; and the goodwill of the business of Borrower connected with and symbolized thereby; know-how, operating and production manuals, trade secret rights, clinical and non-clinical data, rights to unpatented inventions, source code, software, processes, techniques, research, studies, algorithms, formulae, databases, quality control procedures, technical specifications and data, sales literature, drawings, blueprints and inventions; and any claims for damage by way of any past, present, or future infringement of any of the foregoing (collectively, the “Intellectual Property”); provided, however, the Collateral shall include all Accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing; provided that if a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts, license and royalty fees and other revenues, proceeds, or income of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Collateral Agent’s security interest in such Accounts, license and royalty fees and other revenues, proceeds, or income of the Intellectual Property; (ii) any United States intent-to-use trademark or service mark application to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark or service mark application under applicable law, (iii) the Excluded Accounts, (iv) more than sixty five percent (65%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by Borrower in a First-Tier Foreign Subsidiary, or (v) any of the issued and outstanding capital stock, membership units or other securities of Vulcanos or any other Foreign Subsidiary that is not a First-Tier Foreign Subsidiary.

Pursuant to the terms of a certain negative pledge arrangement with Collateral Agent and Lenders, Borrower has agreed not to encumber any of its Intellectual Property.

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender
FROM:	TRANSENTERIX, INC.

TRANSENTERIX SURGICAL, INC.
SAFESTITCH LLC
TRANSENTERIX INTERNATIONAL, INC.

The undersigned authorized officer (“Officer”) of TRANSENTERIX, INC., TRANSENTERIX SURGICAL, INC., SAFESTITCH LLC, and TRANSENTERIX INTERNATIONAL, INC. (collectively, the “Borrower”), hereby certifies, solely in his or her capacity as an officer of Borrower and not in any individual capacity, that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders (the “Agreement”),

(i) Borrower is in complete compliance for the period ending        with all required covenants except as noted below;

(ii) There are no Events of Default, except as noted below;

(iii) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(iv) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement;

(v) No Liens have been levied or claims made against Borrower or any of Borrower’s Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement		Complies
1)	Financial statements	Monthly within 30 days		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 180 days after Fiscal Year End		Yes	No	N/A
3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (w/n 10 days of FYE) and when revised		Yes	No	N/A
4)	A/R & A/P agings	If applicable		Yes	No	N/A
5)	8-K, 10-K and 10-Q Filings	If applicable		Yes	No	N/A
6)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
8)	Copy of rental check (627 Distribution Drive)	Monthly within 30 days		Yes	No	N/A
	IP Report *	Monthly within 30 days		Yes	No	N/A
9)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$
10)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$

Deposit and	(Please list all accounts; attach separate sheet if additional space needed)
Securities Accounts
Acct Control
Bank	Account Number	New Account?		Agmt in place?
1)		Yes	No	Yes	No
2)		Yes	No	Yes	No
3)		Yes	No	Yes	No
4)		Yes	No	Yes	No
5)		Yes	No	Yes	No
6)		Yes	No	Yes	No
Bank Services

Amount of cash secured
Bank Services:
$
Amount of non-cash secured Bank
Services
$

Minimum Cash Covenant

		Requirement	Actual	Compliance
1)	Minimum Cash	At least $10,000,000		Yes	No

Other Matters
Have any Key Persons departed or ceased to be employed	Yes	No
since the last Compliance Certificate?
Have there been any transfers/sales/disposals/retirement of	Yes	No
Collateral or IP prohibited by the Agreement?
Have there been any new or pending claims or causes of action	Yes	No
against Borrower that involve more than $150,000?
* The following Intellectual Property was registered (or a
registration application submitted) after the Effective Date or the most recent Compliance Certificate, as applicable (if no registrations, state “None”)
Exceptions

Please explain any exceptions with respect to the certification above:
(If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

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TRANSENTERIX, INC.

By
Name:
Title:

Date:

TRANSENTERIX SURGICAL, INC.

By
Name:
Title:

Date:

SAFESTITCH LLC
By: TransEnterix, Inc., its sole member
By
Name:
Title:

Date:

TRANSENTERIX INTERNATIONAL, INC.

By
Name:
Title:

Date:

LENDER USE ONLY
Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No